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                                                                  EXHIBIT 10.27A



[Pfizer Letterhead]

May 26, 1998

                                                     GEORGE M. MILNE, JR., PH.D.
                                                                       President

Dr. Scott Greer
President
Abgenix, Inc.
7601 Dumbarton Circle
Fremont, CA 94555

Dear Dr. Greer,

Pursuant to our recent discussions, Pfizer and Abgenix agree to amend the Research Plan for Event C, described in Section 3.1.1 of the Collaborative Research Agreement, for the [*] Target Antigen as described below:

The deliverables required in order for Abgenix to achieve a payment at the completion of Event C are deleted. The required deliverables for Event C are replaced by the following:

         (a) Abgenix will deliver to Pfizer [*];

         (b) Abgenix will carry out [*];

         (c) Abgenix will carry out [*];

         (d) Abgenix will send to Pfizer [*];

         (e) Abgenix will send to Pfizer [*];

         (f) Abgenix will send to Pfizer [*];

         (g) Abgenix will provide for Pfizer data [*];


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  the Commission. Confidential treatment has been requested with respect to
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         (h) Abgenix will perform [*];

         (i) Abgenix will provide [*];

Compensation for the work described above will be [*] as described in Section 3.1.1, in replacement of the same payment described in Section 3.1.1 in the Collaborative Research Agreement.

In addition, in accordance with Section 3.2.3, Pfizer has requested additional work from Abgenix, not included in the Research Plan. Abgenix has agreed to accept such additional work, and to include it in the Research Plan, according to the following deliverables and payment schedule:

         (a) [*]

         (b) [*]

All other terms and conditions apply and shall remain of full force and effect.

If you agree with this amendment, please sign this letter and return one original to my attention.

Sincerely yours,

/s/ George M. Milne, Jr.

George M. Milne, Jr.



ABGENIX, INC.



By:  /s/ R. Scott Greer
     --------------------------
Title: CEO
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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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